UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2011

ZOOM TELEPHONICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

207 South Street, Boston, MA	02111
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 20, 2011, Zoom Telephonics, Inc. (the “Company”) entered into an amendment to its lease with 201-207 South Street LLC. The amendment, dated December 1, 2011, reduced the rentable square feet leased by the Company beginning on June 1, 2012, and reduced the annual rent due under the lease.  In addition, the amendment modified the date of the early termination option and made certain other changes to the terms of the lease.

A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which is incorporated herein by reference to the exhibit attached hereto.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 27, 2012, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference.    The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.     Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Exhibit Description
10.1	Third Amendment to Lease and Surrender Agreement, dated as of December 1, 2011, between 201-207 South Street LLC and Zoom Telephonics, Inc.
99.1	Press release dated February 27, 2012 of Zoom Telephonics, Inc. announcing its financial results for the fourth quarter ended December 31, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: March 13, 2012	By:	/s/ Frank Manning
Frank Manning, President& CEO and Acting Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Third Amendment to Lease and Surrender Agreement, dated as of December 1, 2011, between 201-207 South Street LLC and Zoom Telephonics, Inc.
99.1	Press release dated February 27, 2012 of Zoom Telephonics, Inc. announcing its financial results for the fourth quarter ended December 31, 2011.

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